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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 28, 2003
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                           0-19557               36-3777824
----------------------------            -------------       --------------------
(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
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                         (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS

         On May 28, 2003, Salton, Inc. announced that it had entered into an agreement to have George Foreman assist in promoting Salton products. A copy of the agreement is attached hereto as Exhibit 10.40 and is incorporated by reference herein. A copy of Salton, Inc.'s press release is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               10.40 Agreement dated May 28, 2003 between George Foreman and Salton, Inc.

               99.1   Press Release issued by Salton, Inc. dated May 28, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2003

                                               SALTON, INC.


                                               /s/ WILLIAM B. RUE
                                               ---------------------------------
                                               William B. Rue
                                               President and Chief Operating
                                               Officer and Director



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                                  EXHIBIT INDEX


EXHIBIT
  NO.                                 DESCRIPTION
  ---                                 -----------

 10.40   Agreement dated May 28, 2003 between George Foreman and Salton, Inc.


 99.1    Press Release issued by Salton, Inc. dated May 28, 2003



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